UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): January 27, 2010

BALLY TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Nevada	0-4281	88-0104066
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

6601 S. Bermuda Rd.
Las Vegas, Nevada	89119
(Address of principal executive	(Zip Code)
offices)

Registrant’s telephone number, including area code:  (702) 584-7700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Conditions.

On January 27, 2010, Bally Technologies, Inc. (the “Company”), issued a press release (the “Release”) announcing the Company’s results for the second fiscal quarter of 2010 and reiterated guidance for the fiscal year ended June 30, 2010.  A copy of the Release is attached hereto as Exhibit 99.1 and the portions thereof announcing the Company’s results for the fiscal quarter ended December 31, 2009 are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibit.

(d) Exhibits

99.1	Press release issued by the Company, dated January 27, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BALLY TECHNOLOGIES, INC.

By:	/s/ Robert C. Caller
Robert C. Caller
Executive Vice President, Chief Financial Officer and Treasurer

Dated:	January 29, 2010